UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund: Managed Account Series

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock U.S. Mortgage Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55

            East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2016

Date of reporting period: 10/31/2015

Item 1 – Report to Stockholders

OCTOBER 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

Managed Account Series

▶   BlackRock U.S. Mortgage Portfolio

▶   Global SmallCap Portfolio

▶   Mid Cap Value Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended October 31, 2015. U.S. economic growth was picking up considerably toward the end of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates, while international markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. U.S. Treasury bonds benefited as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated, and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening Chinese demand caused oil prices to slide once again and ignited another steep sell-off in emerging markets. Speculation as to whether the Fed would raise rates at its September meeting further fueled global volatility. Ultimately, the Fed postponed the rate hike, but this brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Stock markets finished the third quarter with the worst performance since 2011. High yield bonds also declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

The period ended with a strong October rally in risk assets. Given the recent scarcity of evidence of global growth, equity markets had become more reliant on central banks to drive performance. Although October brought generally soft economic data and lower growth estimates, global equities powered higher as China’s central bank provided more stimulus, the European Central Bank poised for more easing and soft U.S. data pushed back expectations for a Fed rate hike. Treasury bonds declined in October while all other asset classes benefited from investors’ increased risk appetite.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.77%	5.20%
U.S. small cap equities (Russell 2000® Index)	(4.12)	0.34
International equities (MSCI Europe, Australasia, Far East Index)	(6.44)	(0.07)
Emerging market equities (MSCI Emerging Markets Index)	(17.75)	(14.53)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.02)	3.57
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.58	2.87
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.38)	(1.91)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2015	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended October 31, 2015, the Fund underperformed the benchmark, the Barclays U.S. Mortgage-Backed Securities Index.

What factors influenced performance?

•

The Fund’s allocation to 30-year pass-through securities contributed positively to performance, as did its overweight positions in asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“RMBS”). Its duration and yield curve positioning also made a positive contribution. (Duration is a measure of interest-rate sensitivity.)

•

The Fund’s overweight positions in U.S. Treasuries and Treasury Inflation Protected Securities (TIPS) detracted from performance, as did its underweight in 15-year pass throughs. The Fund’s allocations to agency adjustable-rate mortgages and commercial mortgage-backed securities (CMBS) also detracted. Interest rate derivatives used primarily for duration hedging purposes detracted from performance as heavy corporate issuance and dealer balance sheet constraints helped to compress swap spreads throughout the curve.

Describe recent portfolio activity.

•	The Fund added to its overweight position in AAA-rated 10-year CMBS during the six-month period. In addition, it reduced the extent of its over-

weight positions in U.S. Treasuries, agency collateralized mortgage obligations and ABS. The Fund added to high-coupon 30-year pass-throughs and increased the extent of its underweight in 15-year pass-throughs.

Describe portfolio positioning at period end.

•

The Fund closed the period slightly underweight in agency mortgage-backed securities relative to the benchmark. While the investment advisor continues to favor the value proposition that the asset class offers — namely high liquidity, above-average quality and a low correlation versus other market segments — the investment advisor is also somewhat cautious given the outperformance of this market segment during the past year.

•

The Fund therefore ended the period with a modest underweight in agency MBS, and it maintained its above-benchmark positions in nonagency RMBS, CMBS and ABS. The Fund maintained a higher income profile than the benchmark due to its higher-coupon bias and allocations to higher-yielding market segments that are not represented in the benchmark.

•

The Fund ended October with a duration (interest-rate sensitivity) in line with that of the benchmark. The investment advisor continues to hedge some of the Fund’s exposure in short-term bonds to cushion the impact of a potential interest-rate increase by the U.S. Federal Reserve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	88%
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	4

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	94%
AA/Aa	1
CCC/Caa	2
CC/Ca	1
N/R	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

4	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

[2]	The Fund invests primarily in mortgage-related securities.

[3]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended October 31, 2015

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.75%	2.67%	0.22%	2.59%	N/A	4.42%	N/A	6.18%	N/A
Investor A	2.35	2.23	0.07	2.29	(1.80)%	4.08	3.24%	5.88	5.44%
Investor C	1.70	1.63	(0.22)	1.63	0.63	3.34	3.34	5.10	5.10
Barclays U.S. MBS Index	—	—	0.57	2.50	N/A	2.84	N/A	4.79	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,002.20	$2.62	$1,000.00	$1,022.52	$2.64	0.52%
Investor A	$1,000.00	$1,000.70	$4.07	$1,000.00	$1,021.06	$4.12	0.81%
Investor C	$1,000.00	$ 997.80	$7.83	$1,000.00	$1,017.29	$7.91	1.56%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	5

Fund Summary as of October 31, 2015	Global SmallCap Portfolio

Investment Objective
Global SmallCap Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended October 31, 2015, the Fund underperformed the MSCI All Country World Small Cap Index and the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

The most significant detractor from the Fund’s relative performance during the period was the combination of stock selection within and an overweight to the materials sector. In particular, Continental Gold, Inc. performed poorly within the metals & mining industry. Stock selection within the consumer discretionary sector also detracted, with specialty retailer Men’s Wearhouse, Inc. a leading laggard. Stock selection in the consumer staples and energy sectors detracted from performance as well, as did an underweight in utilities and an overweight in health care.

•	The largest positive contributor to relative performance during the period was stock selection in the health care sector, highlighted by a position in medical and surgical supplies distributor Owens & Minor, Inc. An overweight to, and stock selection within, the information technology (“IT”) sector also added to returns, led by specialized electronic equipment manufacturer OSI Systems, Inc. Stock selection in utilities and telecommunication services also added to performance.

Describe recent portfolio activity.

•

During the period, the Fund increased exposure to the IT, financials, industrials and health care sectors. Within these sectors, exposures were notably increased with respect to the software, real estate management & development, aerospace & defense and life sciences tools & services industries. Exposure to the materials sector was decreased during the period, principally via exiting positions in several metals & mining companies.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund was overweight relative to the MSCI All Country World Small Cap Index in the health care, technology and energy sectors, and underweight in the financials, utilities, industrials and consumer discretionary sectors. The Fund maintained a focus on companies whose success is not broadly dependent on economic growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Teleflex, Inc.	1%
NuVasive, Inc.	1
Owens & Minor, Inc.	1
CyrusOne, Inc.	1
Marcus & Millichap, Inc.	1
Pfenex, Inc.	1
Tanger Factory Outlet Centers, Inc.	1
Insulet Corp.	1
Rouse Properties, Inc.	1
Cable One, Inc.	1

Geographic Allocation	Percent of Long-Term Investments
United States	56%
United Kingdom	7
Japan	5
Canada	5
Switzerland	4
France	3
India	3
Italy	2
Other[1]	15

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

6	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[4]	A free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

Performance Summary for the Period Ended October 31, 2015
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	10 Years
Global SmallCap Portfolio	(6.45)%	(1.28)%	9.91%	8.79%
MSCI World Index	(3.16)	1.77	9.15	5.79
MSCI All Country World Small Cap Index	(5.36)	0.94	8.50	7.50

[5]	See “About Fund Performance” on page 10.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Global SmallCap Portfolio	$1,000.00	$935.50	$0.00	$1,000.00	$1,025.14	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). BlackRock, Inc. (“BlackRock”) has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	7

Fund Summary as of October 31, 2015	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended October 31, 2015, the Fund outperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

The most significant contributor to the Fund’s relative performance during the period was stock selection in the health care sector, led by Owens & Minor, Inc. within health care providers & services and Thoratec Corp. within healthcare equipment & supplies. Security selection in the information technology sector also added to returns, most notably a position in First Solar, Inc. within the semiconductors & semiconductor equipment segment. Within consumer discretionary, utilities and industrials, stock selection contributed to returns as well.

•	The largest detractor from relative performance during the period was stock selection in the financials sector, with consumer finance firm SLM

Corp. the leading laggard. Stock selection within the materials sector was negative as well, in particular, a position in US Steel Corp. Other detractors included selection within the consumer staples and energy sectors, as well as an overweight in the consumer discretionary sector.

Describe recent portfolio activity.

•

During the period, the Fund increased exposure to both the consumer discretionary and utilities sectors. Within financials, the Fund increased exposure to the real estate investment trust industry, while exiting several positions in the banking industry. Additionally, the Fund decreased its overweight position in health care, most notably within the life sciences tools & services industry.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund was overweight relative to the benchmark in the health care and consumer discretionary sectors, with underweights in the financials, consumer staples, industrials and materials sectors. The Fund maintained a focus on companies that are not broadly dependent on economic growth to succeed, and that are attractively valued in both absolute and relative terms.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Owens & Minor, Inc.	2%
Teleflex, Inc.	2
Tanger Factory Outlet Centers, Inc.	2
Albemarle Corp.	2
Energen Corp.	2
New York Community Bancorp, Inc.	2
Expeditors International of Washington, Inc.	2
Orbital ATK, Inc.	1
Alexander & Baldwin, Inc.	1
First Niagara Financial Group, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	24%
Industrials	14
Information Technology	14
Consumer Discretionary	12
Materials	9
Utilities	8
Health Care	8
Energy	7
Consumer Staples	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid capitalization companies.

[3]

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended October 31, 2015

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	10 Years
Mid Cap Value Opportunities Portfolio	(4.24)%	(0.75)%	12.67%	9.10%
S&P MidCap 400® Value Index	(5.39)	(0.42)	12.99	8.34

[4]	See “About Fund Performance” on page 10.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Mid Cap Value Opportunities Portfolio	$1,000.00	$957.60	$0.00	$1,000.00	$1,025.14	$0.00	0.00%

[5]

For shares of the Fund, expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	9

About Fund Performance

•

Institutional Shares (available only in BlackRock U.S. Mortgage Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor C Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and reimbursements. For the BlackRock U.S. Mortgage Portfolio, the standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2015 and held through October 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

The Benefits and Risks of Leveraging

BlackRock U.S. Mortgage Portfolio may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

BlackRock U.S. Mortgage Portfolio may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	11

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Bear Stearns Asset Backed Securities I Trust:
Series 2006-HE7, Class 1A2, 0.37%, 9/25/36 (a)	$75	$60,578
Series 2007-HE3, Class 2A, 0.34%, 4/25/37 (a)	542	425,354
Carrington Mortgage Loan Trust:
Series 2006-FRE1, Class A4, 0.45%, 7/25/36 (a)	100	59,960
Series 2006-NC5, Class A3, 0.35%, 1/25/37 (a)	200	118,527
Series 2007-RFC1, Class A3, 0.34%, 12/25/36 (a)	100	64,018
Citigroup Mortgage Loan Trust, Series 2007-FS1, Class 2A1A, 1.20%, 10/25/37 (a)(b)	2,017	1,413,346
Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 3/01/30 (a)	525	427,434
Countrywide Asset-Backed Certificates:
Series 2004-6, Class 2A4, 1.10%, 11/25/34 (a)	36	34,973
Series 2006-13, Class 3AV2, 0.35%, 1/25/37 (a)	105	100,044
Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.50%, 4/15/21 (b)	700	699,344
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.42%, 8/15/25 (a)(b)	1,000	977,697
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.34%, 9/25/36 (a)	280	263,817
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-A, Class A4, 0.50%, 3/25/36 (a)	100	67,781
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.20%, 6/17/31 (a)(b)	400	390,843
Series 2014-SFR2, Class A, 1.30%, 9/17/16 (a)(b)	1,385	1,356,422
Series 2015-SFR1, Class A, 1.65%, 3/17/32 (a)(b)	785	776,240
Series 2015-SFR2, Class A, 1.55%, 6/17/32 (a)(b)	1,078	1,059,660
Series 2015-SFR3, Class A, 1.50%, 8/17/32 (a)(b)	2,291	2,245,065
JPMorgan Mortgage Acquisition Trust:
Series 2006-NC1, Class A5, 0.47%, 4/25/36 (a)	200	173,287
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)	2,499	1,488,311
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 3.50%, 10/01/27 (b)	800	798,400
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A2, 0.31%, 11/25/36 (a)	13	5,500

Asset-Backed Securities	Par (000)	Value
Series 2006-10, Class 2A3, 0.36%, 11/25/36 (a)	$128	$54,389
Series 2006-10, Class 2A4, 0.42%, 11/25/36 (a)	27	11,667
Series 2006-2, Class 1A, 0.38%, 3/25/46 (a)	122	76,173
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 0.44%, 5/25/37 (a)	538	314,589
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, 0.44%, 6/25/36 (a)	1,345	903,344
OCP CLO Ltd., Series 2012-2A, Class A2, 1.81%, 11/22/23 (a)(b)	1,300	1,298,426
Progress Residential Trust:
Series 2015-SFR1, Class A, 1.60%, 2/17/32 (a)(b)	1,000	985,990
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (b)	800	787,462
RAMP Trust, Series 2006-RZ2, Class A3, 0.47%, 5/25/36 (a)	380	347,404
Scholar Funding Trust, Series 2011-A, Class A, 1.22%, 10/28/43 (a)(b)	704	700,738
Silver Bay Realty Trust, Series 2014-1, Class A, 1.20%, 9/17/31 (a)(b)	1,033	1,006,956
SMB Private Education Loan Trust, Series 2015-C, Class A3, 0.19%, 8/16/32 (a)(b)	500	497,533
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.50%, 11/25/35 (a)	45	44,672
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC1, Class A4, 0.33%, 2/25/37 (a)	590	518,676
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.45%, 6/17/32 (a)(b)	600	586,987
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23	700	725,789
Total Asset-Backed Securities — 7.4%		21,867,396

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 5.4%
Banc of America Funding Trust, Series 2006-A, Class 3A2, 2.79%, 2/20/36 (a)	87	70,601
Banc of America Mortgage Trust:
Series 2003-3, Class 2A1, 0.75%, 5/25/18 (a)	14	13,438
Series 2005-G, Class 2A4, 2.83%, 8/25/35 (a)	777	707,067
Series 2005-I, Class 2A5, 2.90%, 10/25/35 (a)	503	441,801

Portfolio Abbreviations
ADR	American Depositary Receipts	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
OTC	Over-the-counter

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Bear Stearns ARM Trust, Series 2006-1, Class A1, 2.36%, 2/25/36 (a)	$333	$329,811
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AC9, Class A5, 5.75%, 12/25/35 (c)	58	56,316
Series 2006-AC1, Class 1A2, 5.75%, 2/25/36 (c)	68	54,504
CHL Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	239	235,162
Series 2006-HYB2, Class 3A1, 2.51%, 4/20/36 (a)	242	205,564
Citigroup Mortgage Loan Trust, Series 2009-11, Class 6A1, 1.54%, 10/25/35 (a)(b)	17	17,107
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	210	216,592
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	51	50,630
Series 2005-47CB, Class A2, 0.70%, 10/25/35 (a)	128	98,184
Series 2006-15CB, Class A1, 6.50%, 6/25/36	501	407,159
Series 2006-19CB, Class A15, 6.00%, 8/25/36	343	313,117
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37	613	531,951
Series 2006-45T1, Class 2A5, 6.00%, 2/25/37	1,376	1,194,237
Series 2006-OA3, Class 1A1, 0.40%, 5/25/36 (a)	61	48,659
Series 2007-19, Class 1A4, 6.00%, 8/25/37	1,728	1,434,943
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	328	296,615
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37	79	60,516
Series 2007-HY7C, Class A1, 0.34%, 8/25/37 (a)	2,357	2,009,789
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.40%, 4/25/46 (a)	294	238,129
Credit Suisse Mortgage Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21	158	149,450
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.42%, 6/25/37 (a)	233	194,716
HarborView Mortgage Loan Trust, Series 2006-6, Class 3A1A, 2.75%, 8/19/36 (a)	1,318	1,043,058
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 4.41%, 3/25/37 (a)	226	195,198
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 0.40%, 10/25/36 (a)	2,377	1,908,969
LSTAR Securities Investment Trust:
Series 2014-1, Class NOTE, 3.29%, 9/01/21 (a)(b)	998	994,133
Series 2014-2, Class A, 2.19%, 12/01/21 (a)(b)	1,137	1,124,116
Series 2015-1, Class A, 2.19%, 1/01/20 (a)(b)	1,404	1,386,094
Wells Fargo Mortgage Backed Securities, Series 2007-8, Class 2A2, 6.00%, 7/25/37	102	100,180

		16,127,806

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities — 7.1%
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.69%, 7/05/21 (a)(b)	$1,400	$1,398,122
Commercial Mortgage Pass-Through Certificates:
Series 2014-CR21, Class D, 3.92%, 12/10/24 (a)(b)	200	163,219
Series 2015-CR25, Class A4, 3.76%, 8/10/25	1,300	1,354,410
Commercial Mortgage Trust, Series 2015-CR24, Class A5, 3.70%, 8/10/55	1,400	1,464,314
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28 (b)	750	839,057
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, 12/15/34 (a)(b)	1,500	1,456,657
Great Wolf Trust, Series 2015-WOLF, Class A, 1.65%, 5/15/34 (a)(b)	300	298,494
GS Mortgage Securities Trust, Series 2015-GC32, Class A4, 3.76%, 7/10/48	900	939,665
Hilton USA Trust, Series 2013-HLF, Class AFL, 1.19%, 11/05/30 (a)(b)	4,533	4,499,319
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class A4, 5.48%, 12/12/44 (a)	186	186,206
Series 2015-CSMO, Class A, 1.45%, 1/15/32 (a)(b)	1,600	1,590,968
Series 2015-CSMO, Class D, 3.50%, 1/15/32 (a)(b)	900	892,656
Series 2015-CSMO, Class E, 4.15%, 1/15/32 (a)(b)	900	884,376
Series 2015-SGP, Class A, 1.90%, 7/15/19 (a)(b)	400	400,000
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Class A4, 5.36%, 3/15/44	1,200	1,237,893
Series 2014-MP, Class A, 3.47%, 8/11/33 (b)	900	933,095
Wells Fargo Commercial Mortgage Trust:
Series 2015-C30, Class A4, 3.66%, 9/15/48	1,300	1,342,900
Series 2015-C31, Class D, 3.85%, 11/15/25	245	184,027
Series 2015-NXS3, Class C, 4.64%, 9/15/57 (a)	900	867,772

		20,933,150
Interest Only Commercial Mortgage-Backed Securities — 4.2%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 0.95%, 9/15/48 (a)	999	65,716
Citigroup Commercial Mortgage Trust:
Series 2014-GC23, Class XA, 1.14%, 7/10/47 (a)	1,584	111,794
Series 2015-P1, Class XA, 0.81%, 9/15/48 (a)	4,794	275,505
Commercial Mortgage Pass-Through Certificates:
Series 2014-CR14, Class XA, 0.87%, 2/10/47 (a)	2,188	92,212
Series 2014-CR16, Class XA, 1.25%, 4/10/47 (a)	886	58,683
Series 2015-CR25, Class XA, 0.98%, 8/10/48 (a)	7,591	522,987

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust:
Series 2013-CR7, Class XA, 1.51%, 3/10/46 (a)	$3,842	$269,881
Series 2014-CR15, Class XA, 1.33%, 2/10/47 (a)	15,517	937,835
Series 2015-CR24, Class XA, 0.90%, 8/10/55 (a)	4,093	256,853
Series 2015-DC1, Class XA, 1.19%, 2/04/48 (a)	9,479	696,407
Series 2015-LC19, Class XA, 1.24%, 2/10/48 (a)	3,384	281,528
Series 2015-LC21, Class XA, 0.89%, 7/10/48 (a)	6,981	371,568
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)	10,760	485,168
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)	9,200	396,336
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)	4,600	340,630
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 0.97%, 4/15/50 (a)	7,078	449,425
CSMC Trust, Series 2014-USA, Class X1, 0.55%, 9/17/37 (a)(b)	10,500	473,235
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)	72,724	373,773
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.20%, 4/10/47 (a)	4,031	272,471
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C27, Class XA, 1.39%, 2/15/48 (a)	10,137	831,135
Series 2015-C28, Class XA, 1.21%, 10/15/48 (a)	9,725	694,830
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.20%, 11/15/46 (a)	2,937	191,446
Series 2014-C18, Class XA, 0.99%, 10/29/47 (a)	597	28,808
Series 2014-C19, Class XA, 1.16%, 12/15/47 (a)	28,258	1,884,877
Series 2015-C25, Class XA, 1.31%, 10/15/48 (a)	2,500	202,728
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.00%, 2/15/48 (a)	9,961	671,453
Series 2015-C30, Class XA, 1.03%, 9/15/48 (a)	3,395	247,967
Series 2015-NXS1, Class XA, 1.21%, 5/15/48 (a)	4,383	331,390
WFRBS Commercial Mortgage Trust:
Series 2014-C22, Class XA, 0.96%, 9/15/57 (a)	4,563	265,306
Series 2014-C24, Class XA, 0.98%, 11/15/47 (a)	2,289	142,952
Series 2014-LC14, Class XA, 1.44%, 3/15/47 (a)	2,553	189,446

		12,414,345
Total Non-Agency Mortgage-Backed Securities — 16.7%		49,475,301

U.S. Government Sponsored Agency Securities	Par (000)	Value
Collateralized Mortgage Obligations — 0.9%
Freddie Mac:
Series 2014-DN4, Class M1, 1.60%, 10/27/24 (a)	$120	$119,778
Series 2411, Class FJ, 0.55%, 12/15/29 (a)	10	9,647
Ginnie Mae:
Series 2009-122, Class PY, 6.00%, 12/20/39	255	282,240
Series 2014-107, Class WX, 6.85%, 7/20/39 (a)	919	1,080,613
Series 2014-12, Class ZA, 3.00%, 1/20/44	632	587,654
Series 2014-62, Class Z, 3.00%, 4/20/44	523	497,729

		2,577,661
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 413, Class C31, 4.00%, 11/25/40	354	71,356
Freddie Mac, Series 304, Class C25, 4.00%, 10/15/41	100	18,370

		89,726
Interest Only Commercial Mortgage-Backed Securities — 1.0%
Fannie Mae, Series 2012-M9, Class X1, 4.02%, 12/25/17 (a)	9,070	562,120
Freddie Mac:
Series K040, Class X1, 0.74%, 9/25/24 (a)	3,581	194,387
Series K041, Class X1, 0.56%, 10/25/24 (a)	5,180	217,137
Series K042, Class X1, 1.06%, 12/25/24 (a)	1,695	132,761
Series K043, Class X1, 0.55%, 12/25/24 (a)	15,975	677,384
Series K045, Class X1, 0.46%, 1/25/25 (a)	20,969	751,648
Series K718, Class X1, 0.65%, 1/25/22 (a)	7,183	252,355

		2,787,792
Mortgage-Backed Securities — 180.5%
Fannie Mae Mortgage-Backed Securities:
2.00%, 11/01/30 (d)	900	892,969
2.50%, 4/01/30-11/01/30 (d)	24,213	24,640,515
3.00%, 4/01/29-11/01/45 (d)	55,912	57,129,659
3.50%, 9/01/28-11/01/45 (d)(e)	69,884	73,092,775
4.00%, 5/01/27-11/01/45 (d)	36,073	38,625,222
4.50%, 7/01/24-11/01/45 (d)	30,987	33,594,013
5.00%, 1/01/23-11/01/45 (d)	18,879	20,862,950
5.50%, 12/01/15-11/01/45 (d)	3,407	3,821,611
6.00%, 12/01/32-11/01/45 (d)	2,998	3,407,646
6.50%, 9/01/36-11/01/45 (d)	3,954	4,529,441

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-9/01/30	$3,027	$3,085,142
3.00%, 1/01/30-11/01/45 (d)	22,415	22,730,156
3.50%, 7/01/26-11/01/45 (d)	31,711	32,973,502
4.00%, 11/01/40-11/01/45 (d)	38,692	41,106,690
4.50%, 1/01/19-11/01/45 (d)	11,356	12,304,889
5.00%, 11/01/24-11/01/45 (d)	4,066	4,473,951
5.50%, 6/01/41-11/01/45 (d)	2,970	3,303,019
6.00%, 6/01/27-11/01/39	551	621,956
Ginnie Mae Mortgage-Backed Securities:
3.00%, 11/15/45 (d)	12,671	12,938,215
3.50%, 9/15/42-11/15/45 (d)	62,567	65,537,313
4.00%, 9/20/40-11/15/45 (d)	49,667	52,840,815
4.50%, 9/20/39-11/15/45 (d)(e)	11,634	12,635,052
5.00%, 12/15/34-11/15/45 (d)	4,170	4,597,930
5.50%, 7/15/38-12/20/41	1,949	2,187,064
6.00%, 11/15/45 (d)	670	754,797
6.50%, 10/15/38-2/20/41	843	980,484

		533,667,776
Total U.S. Government Sponsored Agency Securities — 182.4%		539,122,955

U.S. Treasury Obligations — 1.0%
U.S. Treasury Inflation Indexed Notes, 0.38%, 7/15/25	3,115	3,038,569
Total Investments Before TBA Sale Commitments (Cost — $611,262,313) — 207.5%		613,504,221

TBA Sale Commitments (d)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 11/01/30	$14,545	$(14,806,356)
3.00%, 11/01/30-11/01/45	22,325	(22,624,094)
3.50%, 11/01/30-11/01/45	40,969	(42,660,191)
4.00%, 11/01/30-11/01/45	24,745	(26,320,316)
4.50%, 11/01/45	9,250	(10,021,941)
5.50%, 11/01/45	3,000	(3,350,672)
6.00%, 11/01/45	800	(906,250)
6.50%, 11/01/45	1,700	(1,946,234)
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/30	2,959	(3,010,840)
3.00%, 11/01/30-11/01/45	7,531	(7,605,277)
3.50%, 11/01/45	24,721	(25,665,419)
4.00%, 11/01/45	18,478	(19,629,266)
4.50%, 11/01/45	10,878	(11,758,118)
5.00%, 11/01/45	2,200	(2,409,086)
5.50%, 11/01/45	700	(776,153)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 11/15/45	29,311	(30,710,715)
4.00%, 11/15/45	22,679	(24,135,418)
4.50%, 11/15/45	464	(499,380)
5.50%, 11/15/45	400	(446,787)
Total TBA Sale Commitments (Proceeds — $249,658,536) — (84.3)%		(249,282,513)
Total Investments Net of TBA Sale Commitments — 123.2%		364,221,708
Liabilities in Excess of Other Assets — (23.2)%		(68,544,180)

Net Assets — 100.0%		$295,677,528

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$16,754,569	$59,304
BNP Paribas Securities Corp.	$848,422	$7,375
BNY Mellon Capital Markets LLC	$(577,682)	$1,355
Citigroup Global Markets, Inc.	$5,886,785	$3,987
Credit Suisse Securities (USA) LLC	$1,101,434	$45,590
Deutsche Bank Securities, Inc.	$(5,768,962)	$11,127
Goldman Sachs & Co.	$(5,117,138)	$(14,773)
J.P. Morgan Securities LLC	$15,127,148	$(25,457)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$23,863,409	$90,068
Morgan Stanley & Co. LLC	$(2,392,470)	$24,955
Nomura Securities International, Inc.	$5,844,645	$3,207
RBC Capital Markets, LLC	$(46,209)	$48
SG Americas Securities LLC	$1,059,152	$3,728
Wells Fargo Securities, LLC	$1,884,080	$3,615

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	15

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities (USA) LLC	0.27%	10/14/15	11/12/15	$4,771,000	$4,771,644	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Suisse Securities (USA) LLC	0.30%	10/21/15	11/19/15	4,368,000	4,368,400	U.S. Government Sponsored Agency Securities	Up to 30 Days
Total				$9,139,000	$9,140,044

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(4)	U.S. Treasury Bonds (30 Year)	December 2015	USD	625,750	$(317)
(76)	U.S. Treasury Notes (10 Year)	December 2015	USD	9,704,250	4,314
1	U.S. Treasury Notes (2 Year)	December 2015	USD	218,656	(408)
(92)	U.S. Treasury Notes (5 Year)	December 2015	USD	11,019,157	86,282
(1)	Euro Dollar Futures	March 2016	USD	248,650	(1,414)
72	Euro Dollar Futures	June 2016	USD	17,876,700	(3,368)
(184)	Euro Dollar Futures	December 2016	USD	45,535,400	(66,075)
(1)	Euro Dollar Futures	June 2017	USD	246,775	(2,064)
1	Euro Dollar Futures	September 2017	USD	246,450	1,071
Total					$18,021

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	USD	6,000	$(60,938)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.49%[1]	3-month LIBOR	4/20/20	USD	4,500	$(18,651)
1.99%[1]	3-month LIBOR	9/10/20	USD	1,200	(17,997)
1.96%[1]	3-month LIBOR	9/10/20	USD	700	(9,456)
1.96%[1]	3-month LIBOR	9/10/20	USD	400	(5,384)
2.31%[1]	3-month LIBOR	3/11/25	USD	500	(14,324)
2.42%[1]	3-month LIBOR	4/24/45	USD	410	10,070
2.38%[1]	3-month LIBOR	4/24/45	USD	400	13,369
2.39%[1]	3-month LIBOR	4/24/45	USD	400	12,444
2.42%[1]	3-month LIBOR	4/24/45	USD	380	9,119
2.83%[2]	3-month LIBOR	7/10/45	USD	1,550	113,070
Total					$92,260

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

OTC Total Return Swaps
Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	326	$(514)	$(706)	$192
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	165	260	(1,050)	1,310
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	165	260	(800)	1,060
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	165	260	(586)	846
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	165	(260)	563	(823)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	165	(260)	1,046	(1,306)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	162	(256)	(312)	56
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	161	(254)	(124)	(130)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs International	1/12/45	USD	165	(260)	838	(1,098)
Total						$(1,024)	$(1,131)	$107

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the floating rate and receives the total return of the reference entity.

Transactions in Options Written for the Six Months Ended October 31, 2015

	Calls		Puts
	Notional (000)[1]	Premiums Received	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	$2,300	$27,775	$2,300	$27,775
Options expired	—	—	(2,300)	(27,775)
Options closed	(2,300)	(27,775)	—	—

Outstanding options, end of period	—	—	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	17

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$91,667	—	$91,667
	Unrealized appreciation on OTC swaps
Swaps — OTC	Swap premiums paid	—	—	—	—	5,911	—	5,911
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	158,072	—	158,072

Total		—	—	—	—	$255,650	—	$255,650

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$73,646	—	$73,646
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	—	—	—	6,935	—	6,935
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$60,938	—	—	65,812	—	126,750

Total		—	$60,938	—	—	$146,393	—	$207,331

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(74,723)	—	$(74,723)
Options written	—	—	—	—	27,775	—	27,775
Swaps	—	$(1,777)	—	—	(142,222)	—	(143,999)

Total	—	$(1,777)	—	—	$(189,170)	—	$(190,947)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(26,821)	—	$(26,821)
Options written	—	—	—	—	(8,025)	—	(8,025)
Swaps	—	$31,574	—	—	(14,126)	—	17,448

Total	—	$31,574	—	—	$(48,972)	—	$(17,398)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$11,599,354
Average notional value of contracts — short	$51,415,885
Options:
Average notional value of swaption contracts written	$2,300,000
Credit default swaps:
Average notional value — buy protection	$3,000,000
Interest rate swaps:
Average notional value — pays fixed rate	$14,700,000
Average notional value — receives fixed rate	$1,550,000
Total return swaps:
Average notional value	$3,002,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$8,342	$3,447
Swaps — Centrally cleared	—	19,629
Swaps — OTC[1]	5,911	6,935

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$14,253	$30,011
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(8,342)	(23,076)

Total derivative assets and liabilities subject to an MNA	$5,911	$6,935

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$5,073	$(5,073)	—	—	$—
Goldman Sachs International	838	(838)	—	—	—

Total	$5,911	$(5,911)	—	—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Credit Suisse International	$5,837	$(5,073)	—	—	764
Goldman Sachs International	1,098	(838)	—	—	260

Total	$6,935	$(5,911)	—	—	$1,024

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$20,571,463	$1,295,933	$21,867,396
Non-Agency Mortgage-Backed Securities	—	42,658,924	6,816,377	49,475,301
U.S. Government Sponsored Agency Securities	—	539,122,955	—	539,122,955
U.S. Treasury Obligations	—	3,038,569	—	3,038,569
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(249,282,513)	—	(249,282,513)
Total	—	$356,109,398	$8,112,310	$364,221,708

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	19

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$91,667	$161,536	—	$253,203
Liabilities:
Credit contracts	—	(60,938)	—	(60,938)
Interest rate contracts	(73,646)	(69,169)	—	(142,815)

Total	$18,021	$31,429	—	$49,450

[1] Derivative financial instruments are swaps and financial futures contracts. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,670,357	—	—	$1,670,357
Cash pledged for financial futures contracts	266,040	—	—	266,040
Cash pledged for centrally cleared swaps	362,420	—	—	362,420
Liabilities:
Reverse repurchase agreements	—	$(9,140,044)	—	(9,140,044)

Total	$2,298,817	$(9,140,044)	—	$(6,841,227)

During the six months ended October 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening balance, as of April 30, 2015	—	$7,584,172	$7,584,172
Transfers into Level 3	$800,000	—	800,000
Transfers out of Level 3	—	(2,470,782)	(2,470,782)
Accrued discounts/premiums	4	606	610
Net realized gain (loss)	—	12,947	12,947
Net change in unrealized appreciation (depreciation)[1,2]	(281)	(6,699)	(6,980)
Purchases	496,210	3,292,448	3,788,658
Sales	—	(1,596,315)	(1,596,315)

Closing balance, as of October 31, 2015	$1,295,933	$6,816,377	$8,112,310

Net change in unrealized appreciation (depreciation) on investments held as of October 31, 2015[1,2]	$(281)	$9,458	$9,177

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Schedule of Investments October 31, 2015 (Unaudited)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.3%
Arcos Dorados Holdings, Inc., Class A	142,961	$440,320
Australia — 0.6%
Orocobre Ltd. (a)(b)	555,008	706,844
Pancontinental Oil & Gas NL (a)	2,754,500	9,821
Parnell Pharmaceuticals Holdings Pty Ltd. (a)	92,355	320,472

		1,037,137
Austria — 0.8%
Schoeller-Bleckmann Oilfield Equipment AG	21,300	1,280,348
Belgium — 1.0%
Mobistar SA (a)	44,673	1,091,145
Ontex Group NV	19,867	610,281

		1,701,426
Brazil — 0.4%
Cia Hering	184,531	724,908
British Virgin Islands — 0.7%
Atlas Mara Co.-Nvest Ltd. (a)	113,000	678,000
Nomad Foods Ltd. (a)(b)	33,659	491,421

		1,169,421
Canada — 5.1%
Africa Oil Corp. (a)(b)	689,200	864,399
Continental Gold, Inc. (a)(b)	709,165	884,016
Diagnocure, Inc. (a)	752,226	57,527
Dollarama, Inc.	17,600	1,188,902
Element Financial Corp. (a)	93,100	1,203,977
Entertainment One Ltd.	123,700	418,116
Lundin Mining Corp. (a)	268,600	905,878
Methanex Corp.	23,200	926,376
Mogo Finance Technology, Inc. (a)	85,480	245,144
Painted Pony Petroleum Ltd. (a)	170,487	581,502
Torex Gold Resources, Inc. (a)	999,700	948,018
Trevali Mining Corp. (a)	759,500	302,034
Trevali Mining Corp. (a)	216,473	86,086

		8,611,975
Chile — 0.5%
Embotelladora Andina SA — ADR	37,041	816,754
China — 0.9%
Colour Life Services Group Co. Ltd. (b)	298,000	256,949
Daphne International Holdings Ltd. (a)	871,600	156,921
Far East Horizon Ltd.	1,389,000	1,155,335

		1,569,205
Denmark — 0.5%
ALK-Abello A/S	4,303	468,045
Sydbank A/S	10,500	345,385

		813,430
France — 3.2%
Elior	47,124	893,447
Elis SA	72,009	1,220,236
Eurofins Scientific SE	1,260	455,791
GameLoft SE (a)(b)	89,300	509,202
Klepierre	12,748	603,742
Saft Groupe SA	14,300	368,589
UBISOFT Entertainment (a)	42,300	1,267,364

		5,318,371
Georgia — 0.2%
Bank of Georgia Holdings PLC	10,900	335,596
Germany — 1.4%
Rheinmetall AG	17,550	1,103,841

Common Stocks	Shares	Value
Germany (continued)
Salzgitter AG	15,000	$432,558
Vossloh AG (a)	10,600	778,965

		2,315,364
Hong Kong — 1.3%
Chow Sang Sang Holdings International Ltd. (b)	210,000	408,524
Clear Media Ltd. (b)	324,000	325,467
EVA Precision Industrial Holdings Ltd.	2,558,000	606,862
Melco International Development Ltd. (b)	515,000	797,195

		2,138,048
India — 2.5%
Container Corp. of India Ltd.	24,850	503,625
Indiabulls Real Estate Ltd. (a)	689,800	654,804
Makemytrip Ltd. (a)	45,400	724,584
Oberoi Realty Ltd.	209,408	912,099
Yes Bank Ltd.	77,900	900,911
Zee Entertainment Enterprises Ltd.	96,500	601,789

		4,297,812
Indonesia — 1.1%
Bank Tabungan Negara Persero Tbk PT	14,618,300	1,261,392
Tower Bersama Infrastructure Tbk PT (a)	1,223,900	637,419

		1,898,811
Ireland — 0.9%
Ryanair Holdings PLC — ADR	19,207	1,501,795
Italy — 1.9%
Banca Popolare di Milano Scarl	434,172	407,391
Beni Stabili SpA SIIQ	710,100	583,414
Credito Valtellinese SC (a)	713,200	897,811
Massimo Zanneti Beverage Group SpA (a)	41,422	393,322
Mediolanum SpA	112,200	914,098

		3,196,036
Japan — 5.2%
Asics Corp.	25,450	702,947
Bank of Yokohama Ltd.	154,000	961,131
Credit Saison Co. Ltd.	31,000	636,417
Don Quijote Holdings Co. Ltd.	21,500	789,785
Hisaka Works Ltd.	400	3,069
JGC Corp.	68,000	1,079,292
Mitsui Chemicals, Inc.	299,000	1,130,565
NGK Insulators Ltd.	38,000	822,694
Nomura Real Estate Holdings, Inc.	25,100	536,361
Pioneer Corp. (a)	65,500	176,409
Rohm Co. Ltd.	17,300	855,167
Tokyo Broadcasting System Holdings, Inc.	75,400	1,120,230

		8,814,067
Luxembourg — 0.6%
B&M European Value Retail SA	50,145	257,750
Stabilus SA (a)	18,236	702,323

		960,073
Netherlands — 0.3%
Intertrust NV (a)	29,200	577,013
Norway — 0.3%
Hoegh LNG Holdings Ltd.	43,500	523,084
Poland — 0.6%
Alior Bank SA (a)	50,500	1,061,140
Russia — 0.4%
Globaltrans Investment PLC — GDR, Registered Shares (a)	139,996	587,463

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	21

Schedule of Investments (continued)	Global SmallCap Portfolio

Common Stocks	Shares	Value
South Korea — 0.5%
GS Holdings Corp.	8,800	$386,540
Lotte Chemical Corp.	1,900	398,903

		785,443
Sweden — 1.1%
Hoist Finance AB (a)	135,500	1,173,321
SSAB AB, A Shares (a)(b)	206,300	743,788

		1,917,109
Switzerland — 3.4%
Aryzta AG	14,767	664,959
Basilea Pharmaceutica Ltd. (a)(b)	10,491	1,088,674
EFG International AG	64,400	646,964
Leonteq AG	8,200	1,577,126
OC Oerlikon Corp. AG	45,500	436,614
Straumann Holding AG	2,900	820,588
Valiant Holding AG, Registered Shares	4,849	559,822

		5,794,747
Taiwan — 0.5%
Mercuries Life Insurance Co. Ltd.	1,464,000	894,659
United Kingdom — 6.7%
Arrow Global Group PLC	320,600	1,230,644
AVEVA Group PLC	19,500	615,876
Babcock International Group PLC	41,400	613,714
Balfour Beatty PLC (a)	227,100	870,417
Crest Nicholson Holdings PLC	85,600	716,000
De La Rue PLC	78,800	561,324
Exova Group PLC	306,062	701,385
IMI PLC	36,500	535,240
Intertek Group PLC	26,600	1,074,291
Michael Page International PLC	90,400	688,540
Poundland Group PLC	78,700	333,639
Quotient Ltd. (a)(b)	124,769	1,621,373
Rentokil Initial PLC	177,900	423,167
Virgin Money Holdings UK PLC	217,037	1,296,092

		11,281,702
United States — 54.5%
Albemarle Corp.	19,500	1,043,640
AMC Entertainment Holdings, Inc., Class A	24,452	669,251
ARRIS Group, Inc. (a)	51,096	1,443,973
Axiall Corp.	22,443	454,471
Barracuda Networks, Inc. (a)	51,600	989,688
Blackhawk Network Holdings, Inc. (a)	24,178	1,029,499
Bottomline Technologies, Inc. (a)	44,164	1,222,460
Burlington Stores, Inc. (a)	18,217	875,873
Cable One, Inc. (a)	4,041	1,751,531
CARBO Ceramics, Inc. (b)	11,200	196,224
Celanese Corp., Class A	6,700	476,035
Chart Industries, Inc. (a)	39,466	678,421
Cypress Semiconductor Corp.	81,500	859,010
CyrusOne, Inc.	61,955	2,185,772
Deckers Outdoor Corp. (a)	12,984	722,689
DSP Group, Inc. (a)	56,800	573,680
DSW, Inc. - Class A	41,881	1,044,512
DXP Enterprises, Inc. (a)	23,300	705,058
E*TRADE Financial Corp. (a)	16,800	478,968
Essent Group Ltd. (a)	50,100	1,207,410
FCB Financial Holdings, Inc., Class A (a)	12,600	448,056
First Solar, Inc. (a)	16,700	953,069
Five Below, Inc. (a)	25,800	885,972
Flowers Foods, Inc.	44,104	1,190,808
GNC Holdings, Inc., Class A	30,515	907,821
Haynes International, Inc.	13,400	528,630

Common Stocks	Shares	Value
United States (continued)
Heritage Insurance Holdings, Inc. (a)	22,300	$493,276
IDEX Corp.	16,400	1,258,864
Insulet Corp. (a)	63,820	1,908,218
Insys Therapeutics, Inc. (a)	25,432	655,128
Invacare Corp.	82,283	1,421,850
Itron, Inc. (a)	33,200	1,219,436
j2 Global, Inc.	12,900	1,000,395
Jack Henry & Associates, Inc.	12,000	928,080
KBR, Inc.	72,200	1,331,368
KLX, Inc. (a)	31,400	1,228,054
Kraton Performance Polymers, Inc. (a)	39,500	805,405
La Quinta Holdings, Inc. (a)	24,742	374,841
Live Nation Entertainment, Inc. (a)	31,000	845,680
LKQ Corp. (a)	46,007	1,362,267
ManpowerGroup, Inc.	10,500	963,690
Marcus & Millichap, Inc. (a)	49,886	2,173,533
Men’s Wearhouse, Inc.	21,141	845,217
Mentor Graphics Corp.	47,300	1,286,560
Merit Medical Systems, Inc. (a)	78,199	1,449,809
MSC Industrial Direct Co., Inc., Class A	12,900	809,733
Murphy USA, Inc. (a)	1,324	81,254
NetScout Systems, Inc. (a)	18,500	663,595
New Relic, Inc. (a)(b)	15,100	598,715
Nordson Corp.	12,400	883,376
NuVasive, Inc. (a)	49,641	2,341,070
Oasis Petroleum, Inc. (a)	59,700	694,311
Office Depot, Inc. (a)	74,400	566,928
Opus Bank	3,562	132,685
OSI Systems, Inc. (a)	15,900	1,370,262
Owens & Minor, Inc.	61,936	2,220,406
Pacific Biosciences of California, Inc. (a)(b)	121,993	866,150
Party City Holdco, Inc. (a)	36,850	583,335
Pebblebrook Hotel Trust	12,516	427,797
People’s United Financial, Inc.	78,100	1,245,695
Performance Sports Group Ltd. (a)	74,847	859,244
Pfenex, Inc. (a)	116,886	2,113,299
Pinnacle Foods, Inc.	15,557	685,753
Pitney Bowes, Inc.	50,335	1,039,418
Prestige Brands Holdings, Inc. (a)	25,253	1,237,650
PrivateBancorp, Inc.	27,300	1,141,959
PTC, Inc. (a)	38,200	1,353,808
Qlik Technologies, Inc. (a)	40,200	1,261,074
Rouse Properties, Inc. (b)	100,772	1,772,579
Semtech Corp. (a)	40,392	706,860
Silver Bay Realty Trust Corp.	102,447	1,659,641
SM Energy Co.	33,100	1,103,885
Smart & Final Stores, Inc. (a)	48,100	708,994
South Jersey Industries, Inc.	33,500	888,085
Steel Dynamics, Inc.	45,300	836,691
Stratasys Ltd. (a)(b)	27,400	698,700
SUPERVALU, Inc. (a)	233,509	1,534,154
Synovus Financial Corp.	30,200	955,226
Tanger Factory Outlet Centers, Inc.	57,672	2,015,636
TECO Energy, Inc.	32,548	878,796
Teleflex, Inc.	17,614	2,342,662
TimkenSteel Corp.	20,333	216,343
TransEnterix, Inc. (a)(b)	134,862	335,806
TransUnion (a)	16,400	421,644
Tribune Media Co., Class A	17,733	715,172
Ultimate Software Group, Inc. (a)	3,800	776,530
Urban Outfitters, Inc. (a)	16,133	461,404
Verint Systems, Inc. (a)	31,400	1,494,012
VWR Corp. (a)	45,168	1,242,572
Yelp, Inc. (a)	55,632	1,237,812

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Schedule of Investments (continued)	Global SmallCap Portfolio

Common Stocks	Shares	Value
United States (continued)
Zynga, Inc., Class A (a)	286,800	$679,716

		91,934,629
Total Common Stocks — 97.4%		164,297,886

Rights
Italy — 0.0%
Mediolanum (Expires 11/26/15)	112,200	7

Warrants
British Virgin Islands — 0.0%
Atlas Mara Co-Nvest Ltd. (Issued/Exercisable 12/17/13, 1 Share for 1 Warrant, Expires 12/17/17, Strike Price USD 11.50)(a)	77,800	9,725
Total Long-Term Investments (Cost — $150,932,855) — 97.4%		164,307,618

Short-Term Securities	Beneficial Interest (000)	Value
Money Market Funds — 3.3%
BlackRock Liquidity Series, LLC, Money Market Series, 0.25% (c)(d)(e)	$5,551	$5,551,229

	Par (000)
Time Deposits
United States — 2.4%
Wells Fargo Securities, LLC, 0.12%, 11/01/15	4,116	4,116,205
Total Short-Term Securities (Cost — $9,667,434) — 5.7%		9,667,434
Total Investments (Cost — $160,600,289) — 103.1%		173,975,052
Liabilities in Excess of Other Assets — (3.1)%		(5,265,892)

Net Assets — 100.0%		$168,709,160

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2015	Net Activity	Beneficial Interest Held at October 31, 2015	Income
BlackRock Liquidity Series, LLC, Money Market Series	$7,792,681	$(2,241,452)	$5,551,229	$52,025	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$440,320	—	—	$440,320
Australia	330,293	$706,844	—	1,037,137
Austria	—	1,280,348	—	1,280,348
Belgium	—	1,701,426	—	1,701,426
Brazil	724,908	—	—	724,908
British Virgin Islands	1,169,421	—	—	1,169,421
Canada	8,193,859	418,116	—	8,611,975
Chile	816,754	—	—	816,754
China	—	1,569,205	—	1,569,205

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	23

Schedule of Investments (concluded)	Global SmallCap Portfolio

	Level 1	Level 2	Level 3	Total
Denmark	—	$813,430	—	$813,430
France	$1,220,236	4,098,135	—	5,318,371
Georgia	—	335,596	—	335,596
Germany	—	2,315,364	—	2,315,364
Hong Kong	—	2,138,048	—	2,138,048
India	724,584	3,573,228	—	4,297,812
Indonesia	—	1,898,811	—	1,898,811
Ireland	1,501,795	—	—	1,501,795
Italy	393,322	2,802,714	—	3,196,036
Japan	—	8,814,067	—	8,814,067
Luxembourg	—	960,073	—	960,073
Netherlands	577,013	—	—	577,013
Norway	—	523,084	—	523,084
Poland	—	1,061,140	—	1,061,140
Russia	587,463	—	—	587,463
South Korea	—	785,443	—	785,443
Sweden	—	1,917,109	—	1,917,109
Switzerland	646,964	5,147,783	—	5,794,747
Taiwan	—	894,659	—	894,659
United Kingdom	3,185,656	8,096,046	—	11,281,702
United States	91,934,629	—	—	91,934,629
Rights	—	7	—	7
Warrants	—	9,725	—	9,725
Short-Term Securities:
Money Market Funds	—	5,551,229	—	5,551,229
Time Deposits	—	4,116,205	—	4,116,205

Total	$112,447,217	$61,527,835	—	$173,975,052

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$9,994	—	—	$9,994
Liabilities:
Collateral on securities loaned at value	—	$(5,551,229)	—	(5,551,229)

Total	$9,994	$(5,551,229)	—	$(5,541,235)

Transfers between Level 1 and Level 2 were as follows:
	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments
Common Stocks
Belgium	—	$(1,492,718)	$1,492,718	—
China	—	(324,284)	324,284	—
Hong Kong	—	(373,777)	373,777	—
Indonesia	—	(762,668)	762,668	—
United Kingdom	—	(2,395,102)	2,395,102	—

Total	—	$(5,348,549)	$5,348,549	—

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Schedule of Investments October 31, 2015 (Unaudited)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.5%
KLX, Inc. (a)	47,457	$1,856,043
Orbital ATK, Inc.	25,500	2,183,310
Triumph Group, Inc.	28,631	1,333,632

		5,372,985
Air Freight & Logistics — 1.5%
Expeditors International of Washington, Inc.	45,929	2,286,805
Airlines — 0.6%
JetBlue Airways Corp. (a)	34,400	854,496
Auto Components — 0.6%
Lear Corp.	8,065	1,008,609
Banks — 8.2%
Citizens Financial Group, Inc.	78,727	1,913,066
East West Bancorp, Inc.	24,100	973,399
FCB Financial Holdings, Inc., Class A (a)(b)	12,100	430,276
First Horizon National Corp.	92,301	1,308,828
First Niagara Financial Group, Inc.	207,700	2,149,695
Hancock Holding Co.	28,000	772,800
People’s United Financial, Inc.	87,400	1,394,030
Prosperity Bancshares, Inc.	12,000	616,560
Synovus Financial Corp.	57,100	1,806,073
Valley National Bancorp	131,500	1,380,750

		12,745,477
Capital Markets — 0.8%
Ares Management LP	72,616	1,175,653
Chemicals — 3.1%
Albemarle Corp.	44,399	2,376,234
Axiall Corp.	20,886	422,942
FMC Corp.	35,300	1,437,063
Methanex Corp.	15,100	602,943

		4,839,182
Commercial Services & Supplies — 1.8%
ADT Corp.	55,460	1,832,398
Pitney Bowes, Inc.	46,503	960,287

		2,792,685
Communications Equipment — 1.9%
ARRIS Group, Inc. (a)	46,139	1,303,888
Juniper Networks, Inc.	30,300	951,117
NetScout Systems, Inc. (a)(b)	17,400	624,138

		2,879,143
Construction & Engineering — 1.1%
KBR, Inc.	96,700	1,783,148
Consumer Finance — 1.1%
SLM Corp. (a)	237,434	1,676,284
Containers & Packaging — 2.1%
Owens-Illinois, Inc. (a)	40,100	864,155
Packaging Corp. of America	19,500	1,334,775
WestRock Co.	20,400	1,096,704

		3,295,634
Distributors — 0.7%
LKQ Corp. (a)	36,121	1,069,543
Electric Utilities — 4.4%
ALLETE, Inc.	21,200	1,064,452
FirstEnergy Corp.	3,000	93,600
OGE Energy Corp.	72,900	2,078,379
PNM Resources, Inc.	57,400	1,614,088
Westar Energy, Inc.	48,600	1,929,420

		6,779,939

Common Stocks	Shares	Value
Electrical Equipment — 1.8%
AMETEK, Inc.	17,725	$971,685
Hubbell, Inc., Class B	18,600	1,801,410

		2,773,095
Electronic Equipment, Instruments & Components — 2.9%
Arrow Electronics, Inc. (a)	26,700	1,468,233
Ingram Micro, Inc., Class A	60,275	1,794,989
Knowles Corp. (a)(b)	70,553	1,175,413

		4,438,635
Energy Equipment & Services — 2.5%
Oceaneering International, Inc.	29,400	1,235,388
Patterson-UTI Energy, Inc.	97,900	1,457,731
Superior Energy Services, Inc.	86,500	1,224,840

		3,917,959
Food & Staples Retailing — 1.0%
SUPERVALU, Inc. (a)	233,315	1,532,880
Food Products — 1.5%
Pinnacle Foods, Inc.	24,566	1,082,869
Tyson Foods, Inc., Class A	29,345	1,301,744

		2,384,613
Gas Utilities — 0.5%
National Fuel Gas Co.	15,600	819,468
Health Care Equipment & Supplies — 4.4%
Halyard Health, Inc. (a)	59,549	1,767,414
Teleflex, Inc.	22,026	2,929,458
Varian Medical Systems, Inc. (a)	26,563	2,085,992

		6,782,864
Health Care Providers & Services — 2.0%
Owens & Minor, Inc.	85,249	3,056,177
Household Durables — 2.2%
Jarden Corp. (a)	33,315	1,492,512
Mohawk Industries, Inc. (a)	5,889	1,151,300
Newell Rubbermaid, Inc.	18,288	775,960

		3,419,772
Industrial Conglomerates — 0.9%
Carlisle Cos., Inc.	15,800	1,374,600
Insurance — 5.9%
Alleghany Corp. (a)	3,300	1,637,691
Arch Capital Group Ltd. (a)	15,200	1,138,328
Arthur J Gallagher & Co.	18,400	804,632
CNO Financial Group, Inc.	19,100	366,911
FNF Group	29,800	1,051,344
Hanover Insurance Group, Inc.	24,300	2,047,275
Old Republic International Corp.	20,100	362,604
W.R. Berkley Corp.	31,500	1,758,645

		9,167,430
IT Services — 3.7%
Acxiom Corp. (a)	65,912	1,457,973
Amdocs Ltd.	15,700	935,249
DST Systems, Inc.	15,400	1,881,110
Jack Henry & Associates, Inc.	18,559	1,435,353

		5,709,685
Life Sciences Tools & Services — 0.9%
VWR Corp. (a)	49,913	1,373,107
Machinery — 1.3%
Dover Corp.	8,400	541,212

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	25

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio

Common Stocks	Shares	Value
Machinery (continued)
Joy Global, Inc.	9,900	$170,082
Xylem, Inc.	35,400	1,288,914

		2,000,208
Media — 2.5%
AMC Entertainment Holdings, Inc., Class A	26,522	725,907
Cable One, Inc. (a)	4,036	1,749,364
Live Nation Entertainment, Inc. (a)	34,017	927,984
Tribune Media Co., Class A	11,610	468,231

		3,871,486
Metals & Mining — 2.2%
Carpenter Technology Corp.	37,400	1,245,794
Steel Dynamics, Inc.	78,100	1,442,507
United States Steel Corp. (b)	68,500	800,080

		3,488,381
Multiline Retail — 0.8%
Big Lots, Inc.	10,801	497,926
Dollar Tree, Inc. (a)	12,247	802,056

		1,299,982
Multi-Utilities — 3.1%
Alliant Energy Corp.	27,000	1,593,540
MDU Resources Group, Inc.	65,400	1,233,444
TECO Energy, Inc.	75,100	2,027,700

		4,854,684
Oil, Gas & Consumable Fuels — 4.3%
Concho Resources, Inc. (a)	12,900	1,495,239
Energen Corp.	40,200	2,337,630
HollyFrontier Corp.	7,400	362,378
Oasis Petroleum, Inc. (a)(b)	67,574	785,886
SM Energy Co.	48,800	1,627,480

		6,608,613
Paper & Forest Products — 0.9%
Domtar Corp.	32,400	1,336,176
Personal Products — 0.9%
Edgewell Personal Care Co.	17,040	1,443,458
Pharmaceuticals — 0.7%
Mallinckrodt PLC (a)	17,648	1,158,944
Professional Services — 0.7%
ManpowerGroup, Inc.	8,300	761,774
TransUnion (a)	15,100	388,221

		1,149,995
Real Estate Investment Trusts (REITs) — 3.9%
LTC Properties, Inc.	46,173	1,978,513
Outfront Media, Inc.	33,127	782,128
Tanger Factory Outlet Centers, Inc.	72,625	2,538,244
WP GLIMCHER, Inc.	62,015	720,614

		6,019,499
Real Estate Management & Development — 1.4%
Alexander & Baldwin, Inc.	56,982	2,150,501
Semiconductors & Semiconductor Equipment — 3.5%
Atmel Corp.	159,300	1,210,680
Cypress Semiconductor Corp.	152,800	1,610,512
First Solar, Inc. (a)	14,700	838,929
Microchip Technology, Inc.	25,800	1,245,882
Micron Technology, Inc. (a)	25,988	430,361
Qorvo, Inc. (a)	1,800	79,074

		5,415,438

Common Stocks	Shares	Value
Software — 1.4%
Activision Blizzard, Inc.	28,000	$973,280
PTC, Inc. (a)	35,243	1,249,012

		2,222,292
Specialty Retail — 3.6%
GNC Holdings, Inc., Class A	28,193	838,742
Murphy USA, Inc. (a)	21,643	1,328,231
Signet Jewelers Ltd.	5,208	786,096
Staples, Inc.	149,995	1,948,435
Urban Outfitters, Inc. (a)	25,107	718,060

		5,619,564
Technology Hardware, Storage & Peripherals — 0.4%
Stratasys Ltd. (a)(b)	23,200	591,600
Textiles, Apparel & Luxury Goods — 0.5%
Deckers Outdoor Corp. (a)	14,172	788,814
Thrifts & Mortgage Finance — 1.5%
New York Community Bancorp, Inc.	140,600	2,322,712
Trading Companies & Distributors — 0.6%
MSC Industrial Direct Co., Inc., Class A	14,400	903,888
Total Long-Term Investments (Cost — $137,882,046) — 95.8%		148,556,103

Short-Term Securities	Beneficial Interest (000)
Money Market Funds — 2.1%
BlackRock Liquidity Series, LLC, Money Market Series, 0.25% (c)(d)(e)	$3,306	3,306,485

	Par (000)
Time Deposits — 3.8%
JPMorgan Chase Bank N.A., 0.12%, 11/01/15	5,814	5,813,653
Total Short-Term Securities (Cost — $9,120,138) — 5.9%		9,120,138
Total Investments (Cost — $147,002,184) — 101.7%		157,676,241
Liabilities in Excess of Other Assets — (1.7)%		(2,665,061)

Net Assets — 100.0%		$155,011,180

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2015	Net Activity		Beneficial Interest Held at October 31, 2015	Income
BlackRock Liquidity Series, LLC, Money Market Series	$6,216,739		$(2,910,254)	$3,306,485	$17,133	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$148,556,103	—	—	$148,556,103
Short-Term Securities:
Money Market Funds	—	$3,306,485	—	3,306,485
Time Deposits	—	5,813,653	—	5,813,653

Total	$148,556,103	$9,120,138	—	$157,676,241

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $3,306,485 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	27

Statements of Assets and Liabilities

October 31, 2015 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$613,504,221	$168,423,823	$154,369,756
Investments at value — affiliated[3]	—	5,551,229	3,306,485
Cash	1,670,357	—	—
Cash pledged:
Financial futures contracts	266,040	—	—
Centrally cleared swaps	362,420	—	—
Foreign currency at value[4]	—	9,994	—
Receivables:
Investments sold	—	1,597,579	1,345,588
Securities lending income — affiliated	—	7,769	3,167
TBA sale commitments	249,658,536	—	—
Capital shares sold	424,718	1,722,114	1,661,925
Dividends	—	156,084	95,372
Interest	1,075,307	—	—
From the Manager	29,766	79,549	44,767
Swap premiums paid	2,447	—	—
Unrealized appreciation on OTC swaps	3,464	—	—
Variation margin receivable on financial futures contracts	8,342	—	—
Prepaid expenses	19,740	18,904	18,361
Other assets	37,912	—	—

Total assets	867,063,270	177,567,045	160,845,421

Liabilities
Collateral on securities loaned at value	—	5,551,229	3,306,485
TBA sale commitments at value[6]	249,282,513	—	—
Reverse repurchase agreements	9,140,044	—	—
Payables:
Investments purchased	312,086,391	2,792,506	1,358,715
Capital shares redeemed	439,464	442,904	1,109,635
Foreign taxes	—	493	—
Income dividends	218,420	—	—
Investment advisory fees	93,859	—	—
Officer’s and Trustees’ fees	5,269	5,565	5,599
Other accrued expenses	58,995	64,987	53,539
Other affiliates	—	201	268
Service and distribution fees	30,776	—	—
Swap premiums received	3,578	—	—
Unrealized depreciation on OTC swaps	3,357	—	—
Variation margin payable on financial futures contracts	3,447	—	—
Variation margin payable on centrally cleared swaps	19,629	—	—

Total liabilities	571,385,742	8,857,885	5,834,241

Net Assets	$295,677,528	$168,709,160	$155,011,180

[1] Investments at cost — unaffiliated	$611,262,313	$155,049,060	$143,695,699
[2] Securities loaned at value	—	$5,199,977	$3,228,545
[3] Investments at cost — affiliated	—	$5,551,229	$3,306,485
[4] Foreign currency at cost	—	$10,077	—
[6] Proceeds from TBA sale commitments	$249,658,536	—	—

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Statements of Assets and Liabilities (concluded)

October 31, 2015 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Net Assets Consist of
Paid-in capital	$291,876,293	$155,541,791	$139,193,431
Undistributed (distributions in excess of) net investment income	(710,896)	(1,046,912)	1,378,985
Accumulated net realized gain	1,806,838	842,656	3,764,714
Net unrealized appreciation (depreciation)	2,705,293	13,371,625	10,674,050

Net Assets	$295,677,528	$168,709,160	$155,011,180

Net asset value per share	—	$13.11	$12.68

Shares outstanding[7]	—	12,868,511	12,223,918

Net Asset Value
Institutional
Net assets	$201,467,657	—	—

Shares outstanding[7]	19,275,116	—	—

Net asset value	$10.45	—	—

Investor A
Net assets	$75,155,616	—	—

Shares outstanding[7]	7,203,354	—	—

Net asset value	$10.43	—	—

Investor C
Net assets	$19,054,255	—	—

Shares outstanding[7]	1,825,827	—	—

Net asset value	$10.44	—	—

[7] Unlimited number of shares authorized, $0.01 par value.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	29

Statements of Operations

Six Months Ended October 31, 2015 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Investment Income
Interest	$3,553,044	—	—
Dividends	—	$1,147,638	$1,349,870
Securities lending — affiliated — net	—	52,025	17,133
Foreign taxes withheld	—	(40,304)	(157)

Total income	3,553,044	1,159,359	1,366,846

Expenses
Investment advisory	597,185	736,509	519,341
Service — Investor A	89,858	—	—
Service and distribution — Investor C	90,299	—	—
Transfer agent	—	23,819	23,661
Transfer agent — Institutional	38,249	—	—
Transfer agent — Investor A	33,876	—	—
Transfer agent — Investor C	7,658	—	—
Professional	42,062	41,602	36,013
Accounting services	29,629	25,344	20,340
Custodian	29,216	73,159	12,797
Registration	20,393	14,864	15,442
Officer and Trustees	11,414	10,780	10,720
Printing	9,576	7,685	7,329
Miscellaneous	12,293	16,202	6,845

Total expenses excluding interest expense	1,011,708	949,964	652,488
Interest expense	4,862	—	—

Total expenses	1,016,570	949,964	652,488
Less:
Fees waived and/or reimbursed by the Manager	(9,718)	(948,972)	(651,496)
Transfer agent fees reimbursed — Institutional	(30,710)	—	—
Transfer agent fees reimbursed — Investor A	(13,542)	—	—
Transfer agent fees reimbursed — Investor C	(2,378)	—	—

Total expenses after fees waived and/or reimbursed	960,222	992	992

Net investment income	2,592,822	1,158,367	1,365,854

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,325	2,684,329	5,023,866
Financial futures contracts	(74,723)	—	—
Foreign currency transactions	1,634	(40,065)	—
Options written	27,775	—	—
Swaps	(143,999)	—	—

	(179,988)	2,644,264	5,023,866

Net change in unrealized appreciation (depreciation) on:
Investments	(1,764,433)	(15,062,950)	(13,213,731)
Financial futures contracts	(26,821)	—	—
Foreign currency translations	—	(1,179)	(19)
Options written	(8,025)	—	—
Swaps	17,448	—	—

	(1,781,831)	(15,064,129)	(13,213,750)

Net realized and unrealized loss	(1,961,819)	(12,419,865)	(8,189,884)

Net Increase (Decrease) in Net Assets Resulting from Operations	$631,003	$(11,261,498)	$(6,824,030)

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio		Mid Cap Value Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$2,592,822	$4,042,217	$1,158,367	$2,466,174	$1,365,854	$2,743,102
Net realized gain (loss)	(179,988)	4,985,494	2,644,264	17,489,380	5,023,866	23,889,965
Net change in unrealized appreciation (depreciation)	(1,781,831)	773,812	(15,064,129)	(12,193,157)	(13,213,750)	(16,105,757)

Net increase (decrease) in net assets resulting from operations	631,003	9,801,523	(11,261,498)	7,762,397	(6,824,030)	10,527,310

Distributions to Shareholders[1]
From net investment income	—	—	(1,445,428)	(308,146)	(682,966)	(2,576,928)
From net investment income:
Institutional	(2,349,102)	(3,366,685)	—	—	—	—
Investor A	(738,396)	(836,040)	—	—	—	—
Investor C	(117,126)	(142,582)	—	—	—	—
From net realized gain	—	—	(4,418,844)	(26,387,212)	(11,327,690)	(24,689,151)

Decrease in net assets resulting from distributions to shareholders	(3,204,624)	(4,345,307)	(5,864,272)	(26,695,358)	(12,010,656)	(27,266,079)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	26,212,283	95,087,731	10,164,208	23,009,693	7,915,329	15,013,570

Net Assets
Total increase (decrease) in net assets	23,638,662	100,543,947	(6,961,562)	4,076,732	(10,919,357)	(1,725,199)
Beginning of period	272,038,866	171,494,919	175,670,722	171,593,990	165,930,537	167,655,736

End of period	$295,677,528	$272,038,866	$168,709,160	$175,670,722	$155,011,180	$165,930,537

Undistributed (distributions in excess of) net investment income, end of period	$(710,896)	$(99,094)	$(1,046,912)	$(759,851)	$1,378,985	$696,097

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	31

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional
	Six Months Ended October 31, 2015	Year Ended April 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.55	$10.24	$10.37	$10.31	$10.35	$10.39
Net investment income[1]	0.10	0.23	0.24	0.20	0.41	0.42
Net realized and unrealized gain (loss)	(0.08)	0.33	(0.09)	0.34	0.33	0.52

Net increase from investment operations	0.02	0.56	0.15	0.54	0.74	0.94

Distributions from:[2]
Net investment income	(0.12)	(0.25)	(0.28)	(0.29)	(0.42)	(0.39)
Return of capital	—	—	(0.00)[3]	(0.05)	—	—
Net realized gain	—	—	—	(0.14)	(0.36)	(0.59)

Total distributions	(0.12)	(0.25)	(0.28)	(0.48)	(0.78)	(0.98)

Net asset value, end of period	$10.45	$10.55	$10.24	$10.37	$10.31	$10.35

Total Return[4]
Based on net asset value	0.22%[5]	5.50%	1.53%	5.39%	7.46%	9.41%

Ratios to Average Net Assets
Total expenses	0.56%[6]	0.65%	0.69%	0.63%	0.69%	0.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%[6]	0.65%	0.68%	0.63%	0.69%	0.32%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.52%[6]	0.65%	0.68%	0.61%	0.67%	0.31%

Net investment income	1.91%[6]	2.18%	2.43%	1.93%	4.00%	3.98%

Supplemental Data
Net assets, end of period (000)	$201,468	$195,169	$136,036	$204,546	$149,024	$141,401

Portfolio turnover rate[7]	754%	1,710%	1,809%	3,166%	2,842%	1,651%

[1] Based on average shares outstanding.
[2] Distributions for annual periods determined in accordance with federal income tax regulations.
[3] Amount is greater than $(0.005) per share.
[4] Where applicable, assumes the reinvestment of distributions.
[5] Aggregate total return.
[6] Annualized.
[7] Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended October 31, 2015	Year Ended April 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	459%	1,062%	1,150%	2,169%	1,876%	916%

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Financial Highlights (continued)	BlackRock U.S. Mortgage Portfolio

	Investor A1
	Six Months Ended October 31, 2015	Year Ended April 30,				Period December 6, 2010[2] to April 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.53	$10.22	$10.35	$10.29	$10.33	$10.85

Net investment income[3]	0.09	0.20	0.22	0.14	0.40	0.15
Net realized and unrealized gain (loss)	(0.08)	0.33	(0.10)	0.37	0.31	0.01

Net increase from investment operations	0.01	0.53	0.12	0.51	0.71	0.16

Distributions from:[4]
Net investment income	(0.11)	(0.22)	(0.25)	(0.27)	(0.39)	(0.09)
Return of capital	—	—	(0.00)[5]	(0.04)	—	—
Net realized gain	—	—	—	(0.14)	(0.36)	(0.59)

Total distributions	(0.11)	(0.22)	(0.25)	(0.45)	(0.75)	(0.68)

Net asset value, end of period	$10.43	$10.53	$10.22	$10.35	$10.29	$10.33

Total Return[6]
Based on net asset value	0.07%[7]	5.22%	1.28%	5.08%	7.11%	1.84%[7]

Ratios to Average Net Assets
Total expenses	0.86%[8]	0.95%	1.05%	0.91%	0.94%	1.29%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.81%[8]	0.92%	0.94%	0.91%	0.94%	1.29%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.81%[8]	0.91%	0.93%	0.89%	0.92%	1.29%[8]

Net investment income	1.62%[8]	1.88%	2.22%	1.32%	4.18%	3.72%[8]

Supplemental Data
Net assets, end of period (000)	$75,156	$62,677	$28,262	$39,392	$2,525	$10

Portfolio turnover rate[9]	754%	1,710%	1,809%	3,166%	2,842%	1,651%[10]

[1]	On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share class — Investor A Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended October 31, 2015	Year Ended April 30,				Period December 6, 2010[2] to April 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	459%	1,062%	1,150%	2,169%	1,876%	916%[10]

[10]	Portfolio turnover rate is representative of the Fund for the entire year.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	33

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor C1
	Six Months Ended October 31, 2015	Year Ended April 30,				Period December 6, 2010[2] to April 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.53	$10.22	$10.35	$10.29	$10.33	$10.85

Net investment income[3]	0.05	0.12	0.15	0.06	0.30	0.12
Net realized and unrealized gain (loss)	(0.07)	0.33	(0.10)	0.37	0.33	0.06

Net increase (decrease) from investment operations	(0.02)	0.45	0.05	0.43	0.63	0.18

Distributions from:[4]
Net investment income	(0.07)	(0.14)	(0.18)	(0.20)	(0.31)	(0.11)
Return of capital	—	—	(0.00)[5]	(0.03)	—	—
Net realized gain	—	—	—	(0.14)	(0.36)	(0.59)

Total distributions	(0.07)	(0.14)	(0.18)	(0.37)	(0.67)	(0.70)

Net asset value, end of period	$10.44	$10.53	$10.22	$10.35	$10.29	$10.33

Total Return[6]
Based on net asset value	(0.22)%[7]	4.44%	0.52%	4.31%	6.36%	1.54%[7]

Ratios to Average Net Assets
Total expenses	1.60%[8]	1.69%	1.84%	1.63%	1.71%	2.03%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.56%[8]	1.66%	1.68%	1.63%	1.70%	2.03%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.56%[8]	1.65%	1.67%	1.61%	1.68%	2.03%[8]

Net investment income	0.87%[8]	1.17%	1.46%	0.62%	3.27%	3.01%[8]

Supplemental Data
Net assets, end of period (000)	$19,054	$14,193	$7,196	$8,476	$1,008	$10

Portfolio turnover rate[9]	754%	1,710%	1,809%	3,166%	2,842%	1,651%[10]

[1]	On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share class — Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended October 31, 2015	Year Ended April 30,				Period December 6, 2010[2] to April 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	459%	1,062%	1,150%	2,169%	1,876%	916%[10]

[10]	Portfolio turnover rate is representative of the Fund for the entire year.

See Notes to Financial Statements.

34	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Financial Highlights	Global SmallCap Portfolio

	Six Months Ended October 31, 2015	Year Ended April 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.49	$16.29	$14.09	$12.66	$13.93	$11.53

Net investment income[1]	0.09	0.22	0.21	0.20	0.18	0.19
Net realized and unrealized gain (loss)	(0.99)	0.40	3.58	1.66	(1.17)	2.47

Net increase (decrease) from investment operations	(0.90)	0.62	3.79	1.86	(0.99)	2.66

Distributions from:[2]
Net investment income	(0.12)	(0.03)	(0.39)	(0.43)	(0.28)	(0.26)
Net realized gain	(0.36)	(2.39)	(1.20)	—	—	—

Total distributions	(0.48)	(2.42)	(1.59)	(0.43)	(0.28)	(0.26)

Net asset value, end of period	$13.11	$14.49	$16.29	$14.09	$12.66	$13.93

Total Return[3]
Based on net asset value	(6.45)%[4]	4.48%	27.71%	15.30%	(7.03)%	23.69%

Ratios to Average Net Assets
Total expenses	1.09%[5]	1.07%	1.08%	1.07%	1.14%	1.10%

Total expenses after fees waived and/or reimbursed	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.33%[5]	1.46%	1.35%	1.60%	1.47%	1.67%

Supplemental Data
Net assets, end of period (000)	$168,709	$175,671	$171,594	$144,493	$136,643	$147,051

Portfolio turnover rate	39%	91%	81%	70%	79%	81%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	35

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Six Months Ended October 31, 2015	Year Ended April 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.27	$15.83	$14.10	$12.11	$12.33	$10.06

Net investment income[1]	0.11	0.25	0.24	0.20	0.16	0.19
Net realized and unrealized gain (loss)	(0.68)	0.68	2.83	1.98	(0.19)	2.27

Net increase (decrease) from investment operations	(0.57)	0.93	3.07	2.18	(0.03)	2.46

Distributions from:[2]
Net investment income	(0.06)	(0.23)	(0.24)	(0.19)	(0.19)	(0.19)
Net realized gain	(0.96)	(2.26)	(1.10)	—	—	—

Total distributions	(1.02)	(2.49)	(1.34)	(0.19)	(0.19)	(0.19)

Net asset value, end of period	$12.68	$14.27	$15.83	$14.10	$12.11	$12.33

Total Return[3]
Based on net asset value	(4.24)%[4]	6.58%	22.36%	18.26%	(0.10)%	24.81%

Ratios to Average Net Assets
Total expenses	0.81%[5]	0.81%	0.81%	0.82%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.70%[5]	1.66%	1.58%	1.64%	1.43%	1.84%

Supplemental Data
Net assets, end of period (000)	$155,011	$165,931	$167,656	$153,741	$138,752	$141,588

Portfolio turnover rate	37%	83%	61%	57%	64%	64%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

36	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually, the “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock U.S. Mortgage Portfolio	BlackRock U.S. Mortgage Portfolio	Diversified
Global SmallCap Portfolio	Global SmallCap Portfolio	Diversified
Mid Cap Value Opportunities Portfolio	Mid Cap Value Opportunities Portfolio	Diversified

BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Each class bears certain expenses and may have a conversion privilege as outlined below. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	37

Notes to Financial Statements (continued)

gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, distributions paid by each Fund are recorded on the ex-dividend date. For BlackRock U.S. Mortgage Portfolio, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end registered investment companies are valued at NAV each business day.

38	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Notes to Financial Statements (continued)

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	39

Notes to Financial Statements (continued)

disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates, represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. A Fund also may invest in stripped mortgage-backed securities that are privately issued.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount

40	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Notes to Financial Statements (continued)

it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments and When-Issued Delayed Delivery Securities: BlackRock U.S. Mortgage Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: BlackRock U.S. Mortgage Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended October 31, 2015, the BlackRock U.S. Mortgage Portfolio’s average amount of transactions considered borrowings, which include reverse repurchase agreements, and the daily weighted average interest rate was $2,224,658 and 0.40%, respectively.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	41

Notes to Financial Statements (continued)

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically, the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BlackRock U.S. Mortgage Portfolio’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Net Amount
Credit Suisse Securities (USA) LLC	9,140,044	(9,140,044)	—

[1]

Collateral with a value of $9,389,530 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities.

42	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Notes to Financial Statements (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Global SmallCap Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$743,633	$(743,633)	—
Deutsche Bank Securities, Inc.	244,384	(244,384)	—
Goldman Sachs & Co.	461,640	(461,640)	—
JP Morgan Securities LLC	457,114	(457,114)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,405,888	(1,405,888)	—
Morgan Stanley	1,461,271	(1,461,271)	—
Nomura Securities International, Inc.	49,494	(49,494)	—
SG Americas Securities LLC	354,364	(354,364)	—
UBS Securities LLC	22,189	(22,189)	—

Total	$5,199,977	$(5,199,977)	—

Mid Cap Value Opportunities Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital Inc.	$257,000	$(254,127)	$2,873
BNP Paribas S.A.	869,950	(869,950)	—
Citigroup Global Markets, Inc.	37,376	(36,800)	576
Deutsche Bank Securities, Inc.	955,909	(955,909)	—
Goldman Sachs & Co.	14,224	(14,224)	—
Merrill Lynch, Pierce, Fenner & Smith	166,133	(166,133)	—
Morgan Stanley	927,953	(927,953)	—

Total	$3,228,545	$(3,225,096)	$3,449

[1]

Collateral with a value of $5,551,229 and $3,306,485 has been received in connection with securities lending agreements for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

[2]

The market value of the loaned securities is determined as of October 31, 2015. Additional collateral is delivered to Mid Cap Value Opportunities Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

BlackRock U.S. Mortgage Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically manage its exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: BlackRock U.S. Mortgage Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation), and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	43

Notes to Financial Statements (continued)

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Options: BlackRock U.S. Mortgage Portfolio purchases and writes call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: BlackRock U.S. Mortgage Portfolio enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

44	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Notes to Financial Statements (continued)

•

Credit default swaps — BlackRock U.S. Mortgage Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — BlackRock U.S. Mortgage Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — BlackRock U.S. Mortgage Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — BlackRock U.S. Mortgage Portfolio enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

Master Netting Agreements: In order to better define the Funds’ contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When a Fund enters into an ISDA and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with amounts due to a Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by BlackRock U.S. Mortgage Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	45

Notes to Financial Statements (continued)

additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, the Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from their counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stand ready to perform under the terms of their agreements with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Up to $1 Billion	0.40%	0.85%	0.65%
Over $1 billion up to $3 billion	0.38%	0.80%	0.61%
Over $3 billion up to $5 billion	0.36%	0.77%	0.59%
Over $5 billion up to $10 billion	0.35%	0.74%	0.57%
Over $10 Billion	0.34%	0.72%	0.55%

Prior to June 1, 2015, each Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Up to $1 Billion	0.46%	0.85%	0.65%
Over $1 billion up to $3 billion	0.43%	0.80%	0.61%
Over $3 billion up to $5 billion	0.41%	0.77%	0.59%
Over $5 billion up to $10 billion	0.40%	0.74%	0.57%
Over $10 Billion	0.39%	0.72%	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees BlackRock U.S. Mortgage Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with BlackRock U.S. Mortgage Portfolio’s investment in other affiliated investment companies, if any.

For the six months ended October 31, 2015, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$901
Global SmallCap Portfolio	$829
Mid Cap Value Opportunities Portfolio	$823

The Trust, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the

46	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Notes to Financial Statements (continued)

1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

The Manager contractually agreed to waive and/or reimburse fees or expenses of BlackRock U.S. Mortgage Portfolio in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2016 unless approved by the Board, including a majority of the independent trustees, upon 90 days notice or by a vote of a majority of the outstanding voting securities of BlackRock U.S. Mortgage Portfolio. The expense limitations as a percentage of average daily net assets are as follows:

Institutional[1]	0.50%
Investor A	0.80%
Investor C	1.55%

[1]	Contractual waiver became effective on June 1, 2015.

These amounts are shown as fees waived and/or reimbursed by the Manager and transfer agent fees reimbursed — class specific in the Statements of Operations.

Prior to June 1, 2015, the expense limitations as a percentage of average daily net assets for BlackRock U.S. Mortgage Portfolio were as follows:

Investor A	0.93%
Investor C	1.68%

The Manager has contractually agreed to waive all fees and/or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. This agreement has no fixed termination date. Although Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each of these Funds is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Global SmallCap Portfolio	$736,509
Mid Cap Value Opportunities Portfolio	$519,341

In addition, for the six months ended October 31, 2015, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

Global SmallCap Portfolio	$212,463
Mid Cap Value Opportunities Portfolio	$132,155

For the six months ended October 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $1,724.

For the six months ended October 31, 2015, affiliates of BlackRock U.S. Mortgage Portfolio received CDSC’s as follows:

Investor A	$225
Investor C	$5,662

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	47

Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, Mid Cap Value Opportunities Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement effective January 1, 2015, Global SmallCap Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Mid Cap Value Opportunities Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global SmallCap Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended October 31, 2015, each Fund paid BIM the following amounts for securities lending agent services:

Global SmallCap Portfolio	$11,692
Mid Cap Value Opportunities Portfolio	$6,382

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common officers, or common trustees. For the six months ended October 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Global SmallCap Portfolio	$1,463,570	$236,327
Mid Cap Value Opportunities Portfolio	—	$1,468,773

7. Purchases and Sales:

For the six months ended October 31, 2015, purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities were as follows:

Purchases
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities	$2,606,875,974	$68,180,469	$58,011,720
U.S. Government Securities	25,257,095	—	—

Total Purchases	$2,632,133,069	$68,180,469	$58,011,720

Sales
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities
(includes paydowns)	$2,727,534,553	$65,671,718	$64,480,847
U.S. Government Securities	26,250,015	—	—

Total Sales	$2,753,784,568	$65,671,718	$64,480,847

48	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Notes to Financial Statements (continued)

For the six months ended October 31, 2015, purchases and sales related to mortgage dollar rolls were as follows:

BlackRock U.S. Mortgage Portfolio
Purchases	$1,027,337,412
Sales	$1,028,236,663

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four previous years ended April 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Tax cost	$611,263,101	$164,616,781	$148,253,420

Gross unrealized appreciation	$6,458,542	$23,776,653	$18,513,040
Gross unrealized depreciation	(4,217,422)	(14,418,382)	(9,090,219)

Net unrealized appreciation	$2,241,120	$9,358,271	$9,422,821

9. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

BlackRock U.S. Mortgage Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. BlackRock U.S. Mortgage Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	49

Notes to Financial Statements (continued)

of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

BlackRock U.S. Mortgage Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of period end, BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

As of period end, Global SmallCap Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global SmallCap Portfolio’s investments.

As of period end, Global SmallCap Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Financials	24%
Information Technology	16%
Industrials	15%
Consumer Discretionary	14%
Health Care	14%
Materials	7%
Other[1]	10%

[1]	All other industries held were each less than 5% of long-term investments.

As of period end, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio invested a significant portion of their assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect their value, income and/or liquidity of positions in such securities.

50	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Notes to Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended October 31, 2015		Year Ended April 30, 2015
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,273,262	$44,708,368	11,352,517	$119,027,872
Shares issued in reinvestment of distributions	148,513	1,553,947	146,741	1,535,945
Shares redeemed	(3,646,161)	(38,131,702)	(6,286,653)	(65,500,201)

Net increase	775,614	$8,130,613	5,212,605	$55,063,616

Investor A
Shares sold	2,396,249	$25,022,766	5,362,042	$55,962,490
Shares issued in reinvestment of distributions	66,222	691,543	79,857	834,214
Shares redeemed	(1,210,606)	(12,647,759)	(2,255,936)	(23,477,414)

Net increase	1,251,865	$13,066,550	3,185,963	$33,319,290

Investor C
Shares sold	642,922	$6,734,028	912,979	$9,519,695
Shares issued in reinvestment of distributions	11,093	115,900	13,408	140,109
Shares redeemed	(175,577)	(1,834,808)	(282,968)	(2,954,979)

Net increase	478,438	$5,015,120	643,419	$6,704,825

Total Net Increase	2,505,917	$26,212,283	9,041,987	$95,087,731

Global SmallCap Portfolio
Shares sold	1,337,411	$18,391,508	3,155,895	$46,023,434
Shares redeemed	(592,127)	(8,227,300)	(1,568,286)	(23,013,741)

Net increase	745,284	$10,164,208	1,587,609	$23,009,693

Mid Cap Value Opportunities Portfolio
Shares sold	1,259,139	$16,551,656	2,559,073	$37,454,320
Shares redeemed	(659,423)	(8,636,327)	(1,523,956)	(22,440,750)

Net increase	599,716	$7,915,329	1,035,117	$15,013,570

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	51

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Managed Account Series (the “Trust”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of Global SmallCap Portfolio, Mid Cap Value Opportunities Portfolio and BlackRock U.S. Mortgage Portfolio (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by

52	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreement (continued)

Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, with respect to the Mid Cap Value Opportunities Portfolio, the customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement (with respect to BlackRock U.S. Mortgage Portfolio) and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding the shares of BlackRock U.S. Mortgage Portfolio; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	53

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, with respect to the Mid Cap Value Opportunities Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Global SmallCap Portfolio ranked in the second, second and third quartiles, respectively, against its Lipper Performance Universe, on a gross of fee basis.

The Board noted that for the one-, three- and five-year periods reported, the Mid Cap Value Opportunities Portfolio ranked in the fourth, fourth and third quartiles, respectively, against its Customized Lipper Peer Group, on a gross of fee basis. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Mid Cap Value Opportunities Portfolio. The Board and BlackRock reviewed and discussed the reasons for the Mid Cap Value Opportunities Portfolio’s underperformance during these periods. The Board was informed that, among other things, the primary detractor of performance for the one-, three- and five-year periods, was an underweight position in the financial sector. Stock selection in the financial sector also added to underperformance, along with an underweight position in REITs.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Mid Cap Value Opportunities Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

The Board noted that for each of the one-, three- and five-year periods reported, the BlackRock U.S. Mortgage Portfolio ranked in the first quartile against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the BlackRock U.S. Mortgage Portfolio. The Board noted that BlackRock does not charge the Global SmallCap Portfolio or the Mid Cap Value Opportunities Portfolio a net advisory fee. The Board reviewed BlackRock’s profitability with respect to the BlackRock U.S. Mortgage Portfolio and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

54	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreement (continued)

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Manager has contractually agreed to waive all fees and pay or reimburse all expenses of the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider the Global SmallCap Portfolio’s or the Mid Cap Value Opportunities Portfolio’s advisory fee rate as compared to its Expense Peers, but instead emphasized that shares of these Funds may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The Board also noted that the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio have an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that the BlackRock U.S. Mortgage Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board determined that the BlackRock U.S. Mortgage Portfolio’s actual management fee rate and total expense ratio were appropriate in light of the median actual management fee rate and total expense ratio paid by the Fund’s Expense Peers. The Board also noted that the BlackRock U.S. Mortgage Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment of the advisory fee to reduce the specified levels within the breakpoint schedules. This adjustment was implemented on June 1, 2015. The Board further noted that BlackRock has contractually agreed to a cap on the BlackRock U.S. Mortgage Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. The Board noted that BlackRock proposed, and the Board agreed to, a new or lower contractual expense cap on a class-by-class basis, as applicable. This expense cap reduction was implemented on June 1, 2015.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	55

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

56	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Valerie G. Brown, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Kenneth A. Froot, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

John M. Perlowski, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Brown Brothers Harriman & Co.[2] Boston, MA 02109

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

[1]	For BlackRock U.S. Mortgage Portfolio.

[2]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	57

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1)at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	MANAGED ACCOUNT SERIES	OCTOBER 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2015	59

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of each Fund, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

MAS-10/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Managed Account Series

Date:	January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Managed Account Series

Date:	January 4, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of Managed Account Series

Date:	January 4, 2016

3